UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) October 14, 2005

                           NORTHWEST PASSAGE VENTURES, LTD.
             (Exact name of Registrant as specified in its charter)

             NEVADA                     333-110052               20-0177856
(State or other jurisdiction of        (Commission            (IRS Employer
          incorporation)               File Number)       Identification Number)

                               509-207 West Hastings Street
                               Vancouver, British Columbia
                                    V6B 1H7    Canada
           (Address of principal executive offices, including zip code)

                                 (604) 687-3113
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Information

Item 8.01 Other Events.

On September 30, 2005, Northwest Passage Ventures, Ltd. (OTCBB: NWPV)
("the Company") approved a resolution authorizing a 3.195 for 1 forward stock split of the issued shares of Common Stock of the Company. The record date is October 11, 2005. The payment date is October 14, 2005. The effective date is October 14, 2005. As a consequence of the forward stock split, the Company's share capital is increased to 57,545,145 issued and outstanding shares of Common Stock.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Northwest Passage Ventures, Ltd. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              NORTHWEST PASSAGE VENTURES, LTD.

Dated: October 17, 2005


                              By: /s/ Axel G. Roehlig
                              -------------------------------
                              Name:  Axel G. Roehlig
                              Title: President, Chief Executive Officer,
                              Chief Financial Officer, Principal
                              Accounting Officer, Secretary,
                              Treasurer, and a member of the Board
                              of Directors



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